Exhibit 99.20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, a director of Integrated Device Technology, Inc., does hereby constitute and appoint Richard D. Crowley, Jr. and J. Vincent Tortolano, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 (File No. 333-181571), to which this power of attorney is or will be filed as an exhibit, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 19th day of June, 2012.

/s/ Peter A. Feld
Peter A. Feld

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, a director of Integrated Device Technology, Inc., does hereby constitute and appoint Richard D. Crowley, Jr. and J. Vincent Tortolano, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-4 (File No. 333-181571), to which this power of attorney is or will be filed as an exhibit, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 20th day of June, 2012.

/s/ Jeffrey S. McCreary
Jeffrey S. McCreary